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                          PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), is dated as of May 1, 1997, by and between SHERWOOD FOODS, INC., a North Carolina corporation (the "Borrower"); and CENTRAL FIDELITY NATIONAL BANK, a national banking association organized under the laws of the United States of America (the "Bank"), as contemplated by the Reimbursement Agreement dated as of the date hereof, among the Borrower, Sherwood Brands, Inc. and the Bank (the "Reimbursement Agreement"):

                              W I T N E S S E T H:

     WHEREAS, the Industrial Development Authority of Mecklenburg County, Virginia, a political subdivision of the Commonwealth of Virginia (the "Authority"), has issued its Variable Rate Demand Revenue Bonds (Sherwood Foods, Inc. Project), Series 1997, in the principal amount of Five Hundred Eighty Thousand Dollars ($580,000.00) (the "Bonds") under an Indenture of Trust (the "Indenture") dated as of the date hereof between the Authority and Crestar Bank, as trustee (the "Trustee"); and

     WHEREAS, the Bonds were issued for the further equipping of an approximately 67,000 square foot manufacturing facility at 807 S. Main St., Chase City, Mecklenburg County, Virginia (the "Project"); and

     WHEREAS, the Indenture requires that Bonds deemed tendered by the holders thereof to the remarketing agent appointed pursuant to the Indenture (the "Remarketing Agent") or the Trustee pursuant to Section 405(e) of the Indenture may be purchased under certain circumstances with the proceeds of "B Drawings" under the Reimbursement Agreement (the "Tendered Bonds"); and

     WHEREAS, the Bonds will be secured by an irrevocable letter of credit issued by the Bank (the "Letter of Credit") pursuant to the terms of the Reimbursement Agreement; and



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     WHEREAS, the Borrower will be the owner of the Tendered Bonds; and

     WHEREAS, it is a condition precedent to the obligation of the Bank to enter into the Reimbursement Agreement and to issue the Letter of Credit that the Borrower shall have executed and delivered this Agreement;

     NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to enter into the Reimbursement Agreement and issue the Letter of Credit thereunder and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Borrower hereby agrees with the Bank as follows:

     1. Defined Terms. Unless otherwise defined herein, terms defined in the Reimbursement Agreement shall have such defined meanings when used herein.

     2. Pledge. The Borrower hereby pledges, assigns, hypothecates, transfers and delivers to the Bank all its right, title and interest in and to the Tendered Bonds, now owned or hereafter acquired, and hereby grants to the Bank, a first lien on, and security interest in, the Borrower's right, title and interest in and to the Tendered Bonds, now owned or hereafter acquired, and in all proceeds thereof (whether cash or otherwise), as collateral security for the prompt and complete payment when due of all amounts due in respect of the reimbursement obligations of the Borrower set forth in the Reimbursement Agreement and interest on such amounts at the Advance Rate as set forth in the Reimbursement Agreement, together with all indebtedness, obligations and liabilities of the Borrower to the Bank under any of the Financing Documents, whether now existing or hereafter incurred, however evidenced, whether matured or unmatured, whether direct or indirect, whether absolute or contingent, whether liquidated or unliquidated, whether secured or unsecured, whether original, renewed or extended, whether contracted by the Borrower, alone or jointly and/or severally with another or others, whether originally contracted with the Bank or acquired by the Bank by negotiation, assignment, transfer or


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otherwise from another or others, and whether or not represented by notes, instruments or other writings including, without limitation, the payment and/or performance of the following:

     (a) The Bonds, with interest, premium if any, and penalty, if any, thereon as therein provided;

     (b) The Borrower's obligations under the Reimbursement Agreement and the other Financing Documents; and

     (c) Any and all additional sums which may hereafter be advanced to the Borrower or expended by the Bank on behalf of the Borrower for any purpose whatsoever with interest thereon at an annual rate equal to the Advance Rate as set forth on the Reimbursement Agreement, whether evidenced by notes, drafts, open account or otherwise, including, without limitation, any expenditures under the Reimbursement Agreement and the Obligations and any overdrafts which the Bank may permit the Borrower to make (the making of any such advances or expenditures and the permitting of any such overdrafts are not obligatory and are in the absolute discretion of the Bank), and also the payment and performance of any and all other present and future liabilities, obligations and indebtedness of the Borrower to the Bank under the Financing Documents;

     (d) All costs, expenses, charges, liabilities, commissions, half-commissions and attorneys' fees now or hereafter chargeable to, or incurred by, or disbursed by, or payable to, the Bank pursuant to this Agreement, the Bonds, the Reimbursement Agreement, any other of the Obligations, any other of the Financing Documents, or any other document or instrument providing the Bank with any security for the payment and performance of the Bonds, the Reimbursement Agreement or any other of the Obligations or applicable law;



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     (e) The performance of, observance of and compliance with all of the terms, covenants, conditions, stipulations and agreements contained in this Agreement, the Bonds, the Reimbursement Agreement, the Financing Documents and any and all other documents and instruments which the Borrower or any third party or parties have executed and delivered, or may hereafter execute and deliver, in connection with the Bonds or to evidence or secure the Bonds, the Reimbursement Agreement or any other of the Obligations or any part thereof; and

     (f) Any note or other instrument given in curtailment, renewal or extension of all or any part of the Bonds or any other of the Obligations (unlimited renewal, curtailment or extension of all or any part of the Bonds or any other of the Obligations being expressly permitted) together with all interest and charges incurred therein, whether before or after maturity (all the foregoing being hereinafter called for the purpose of this Agreement the "Obligations").

     3. Registration of, and Interest and Principal on, the Tendered Bonds. Pursuant to Section 405(e) of the Indenture, Tendered Bonds shall be registered in the name of the Borrower or as otherwise directed by the Bank pursuant to the Indenture and held by the Trustee as agent and bailee for the benefit of the Bank as pledgee. Except after the occurrence of an Event of Default and while the same is continuing, and except after any portion of the Obligations has been declared or has otherwise become due and payable and had not been paid, the Borrower shall be entitled to receive and retain interest and principal payments in respect of the Tendered Bonds and the Bank shall promptly pay over to the order of the Borrower any interest and principal received by the Bank with respect to such Tendered Bonds.

     4. Collateral. All property at any time pledged with the Bank or in which the Bank has a security interest hereunder (whether described herein or not) and all income

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therefrom, proceeds thereof, and substitutions therefor, are herein sometimes collectively referred to as the "Collateral."

     5. Release of Tendered Bonds. Upon a remarketing of the Tendered Bonds as provided in the Indenture, the Bank agrees to release from the lien of this Agreement, and assign and transfer to the Borrower (or its order) or to the purchaser of such Bonds as designated by the Remarketing Agent (if payment of the purchase price of such Bonds is made by the Remarketing Agent on behalf of the purchaser thereof) Tendered Bonds, the principal amount of which is equal to the amount of the payment so made.

     6. Rights of the Bank. The Bank shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto. If an Event of Default has occurred and is continuing, the Bank may thereafter exercise all rights, privileges or options pertaining to any Tendered Bonds as if it were the absolute owner thereof (except, before any portion of the Obligations has been declared or has otherwise become due and payable and has not been paid, the right to sell the Tendered Bonds), upon such terms and conditions as it may determine, all without liability except to account for property or funds actually received by it, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     7. Remedies. In the event that any portion of the Obligations has been declared or has otherwise become due and payable, and has not been paid, or upon the occurrence of an Event of Default, the Bank, without demand of performance or other demand, advertisement or notice of any kind (except notices required under the Reimbursement Agreement and the notice specified below of time and place of public or


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time after which a private sale will be held) to or upon the Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels or lots at public or private sale or sales, at any exchange or broker's board or at any of the Bank's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Bank upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly waived or released. The Bank shall apply the net proceeds of any collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations in such order as the Bank may elect, and only after such application of such net proceeds and after the payment by the Bank of any other amount required by any provision of law, need the Bank account for the surplus, if any, to the Borrower. The Borrower agrees that the Bank need not give more than ten days notice of the time and place of any public sale or of the time after which a private sale or other intended disposition may occur. In addition to the rights and remedies granted to it herein and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the Commonwealth of Virginia.

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     8. Sale of Collateral. The Borrower agrees to do or cause to be done all such other acts and things as may be necessary to make any sale or sales of any portion or all of the Tendered Bonds contemplated by Section 7 hereof valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Borrower's expense.

     9. Amendments, Modifications and Waivers with Respect to Obligations. The Borrower hereby consents that, without the necessity of any reservation of rights against the Borrower, and without notice to or further assent by the Borrower, any demand for payment of any of the Obligations made by the Bank may be rescinded by the Bank and any of the Obligations, and the Obligations, or the liability of the Borrower or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereof, may from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Bank and the Reimbursement Agreement, any Financing Document or any collateral security documents or guarantees or documents in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Bank may deem advisable from time to time, and any collateral security at any time held by the Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against the Borrower and without notice to or further assent by the Borrower, which will remain bound hereunder, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Bank shall have no obligation to protect, secure, perfect or insure any other collateral

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security document or property subject thereto at any time held as security for the Obligations. The Borrower waives any and all notice of the creation, renewal, extension supplement or modification of any of the Obligations and notice of or proof of reliance by the Bank upon this Agreement, and the Obligations, and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Borrower and the Bank shall likewise be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower with respect to the Obligations.

     10. Events of Default. The failure of the Borrower to observe or perform any of the terms or conditions of this Agreement or the occurrence of an Event of Default under the Reimbursement Agreement shall constitute an Event of Default hereunder.

     11. Further Assurances. The Borrower agrees that any time and from time to time upon the written request of the Bank, the Borrower will execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Agreement, including, without limitation, the perfection of the Bank's security interest in Tendered Bonds.

     12. Severability. If any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13. No Waiver; Cumulative Remedies. The Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Bank, and then only to the

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extent herein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Bank would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     14. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Bank and the Borrower. This Agreement and all obligations of the Borrower hereunder shall be binding upon the successors and assigns of the Borrower, and shall, together with the rights and remedies of the Bank hereunder, inure to the benefit of the Bank and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the Commonwealth of Virginia.

     WITNESS the following duly authorized signatures

                                            SHERWOOD FOODS, INC.

                                            By: /s/ Anat Schwartz [SEAL]
                                               -------------------------
                                            Title:  Vice President

ATTEST:

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